VALIC COMPANY I

Supplement to the Statement of Additional Information

dated October 1, 2013, as supplemented to date

Effective immediately, on page 42 of the Statement of Additional Information, under the heading INVESTMENT ADVISER, the following is hereby inserted as the last sentence of the first paragraph following the table captioned “Investment Advisory Fees Paid for Fiscal Year Ended May 31”:

Annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

Please retain this supplement for future reference.

Date: May 12, 2014